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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2003

ENTERCOM COMMUNICATIONS CORP.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	001-14461 (Commission File Number)	23-1701044 (I.R.S. Employer Identification No.)
401 City Avenue, Suite 409 Bala Cynwyd, Pennsylvania 19004 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 660-5610

Item 7. Exhibits

  (c)
  Exhibits

        The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Title
99.1	Entercom Communications Corp. Press Release, issued April 2, 2003.

Item 9. Regulation FD Disclosure

        In accordance with guidance from the Securities and Exchange Commission in Release numbers 33-8216 and 34-47583, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        On April 2, 2003, Entercom Communications Corp. (the "Company") issued a press release (the "Press Release") announcing updated revenue guidance for the first quarter of 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        The Press Release includes a disclosure of expected "Same Station Revenues," a non-GAAP financial measure. The most directly comparable GAAP financial measure to "Same Station Net Revenues" is "Net Revenues." As required by Regulation G, a reconciliation of "Same Station Net Revenues" to "Net Revenues" is contained in the Press Release. Management of the Company believes that "Same Station Net Revenues" is useful to an investor in evaluating the Company's performance because it is widely used in the broadcast industry to measure a radio company's operating performance.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERCOM COMMUNICATIONS CORP.
By:	/s/ STEPHEN F. FISHER Stephen F. Fisher Executive Vice President and Chief Financial Officer

Dated: April 4, 2003

EXHIBIT INDEX

Exhibit No.	Title
99.1	Entercom Communications Corp. Press Release, issued April 2, 2003.

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  Item 7. Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX